                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Stephen M. Wolf, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Stephen M. Wolf
                                  ----------------------------------
                                  Stephen M. Wolf

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Mathias J. DeVito
                                  ----------------------------------
                                  Mathias J. DeVito

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Peter M. George
                                  ----------------------------------
                                  Peter M. George

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Robert L. Johnson
                                  ----------------------------------
                                  Robert L. Johnson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Robert LeBuhn
                                  ----------------------------------
                                  Robert LeBuhn

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Joseph J. Mantineo, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Joseph J. Mantineo
                                  ----------------------------------
                                  Joseph J. Mantineo

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ John G. Medlin, Jr.
                                  ----------------------------------
                                  John G. Medlin, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Hanne M. Merriman
                                  ----------------------------------
                                  Hanne M. Merriman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Thomas H. O'Brien
                                  ----------------------------------
                                  Thomas H. O'Brien

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg Director of US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Hilda Ochoa-Brillembourg
                                  ----------------------------------
                                  Hilda Ochoa-Brillembourg

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, William D. Pollock, Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ William D. Pollock
                                  ----------------------------------
                                  William D. Pollock

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard D. Priory Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Richard D. Priory
                                  ----------------------------------
                                  Richard D. Priory

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, David N. Siegel Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ David N. Siegel
                                  ----------------------------------
                                  David N. Siegel

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith Director of
US Airways Group, Inc. (the "Company"), do hereby appoint Michelle V. Bryan and Neal S. Cohen, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2002 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2003.

                                  /s/ Raymond W. Smith
                                  ----------------------------------
                                  Raymond W. Smith